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                      PROSPECTUS SUPPLEMENT -- JULY 7, 2010

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Fund                                                                Prospectus date      Form #
RiverSource Strategic Income Allocation Fund                       November 27, 2009  S-6287-99 E
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Effective July 16, 2010, the description of the portfolio managers responsible for the Fund's day-to-day portfolio management, as described in the Fund's prospectus under the caption "Fund Management and Compensation -- Investment
Manager", is superseded and replaced as follows:

Portfolio Managers. The portfolio managers responsible for the day-to-day management of the Fund are:

Colin J. Lundgren, CFA, Portfolio Manager
  - Managed the Fund since 2007.
  - Senior Vice President and Head of Fixed Income.
  - Joined the investment manager in 1986 and became manager of the Investment Statistical Group in 1989. He became a portfolio manager in 1995.
  - Began investment career in 1989.
  - BA, Lake Forest College.

Brian Lavin, CFA, Portfolio Manager
  - Managed the Fund since May 2010.
  - Sector Manager on the high yield fixed income sector team.
  - Joined the investment manager in 1994 as a high yield analyst.
  - Began investment career in 1986.
  - MBA, University of Wisconsin -- Milwaukee.

Gene R. Tannuzzo, CFA, Portfolio Manager
  - Managed the Fund since 2009.
  - Sector Manager, multi-sector fixed income.
  - Joined the investment manager in 2003 as an associate analyst in municipal bond research.
  - Began investment career in 2003.
  - BSB, University of Minnesota, Carlson School of Management.

  The rest of this section remains the same.

S-6287-5 A (7/10)